UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Disposition of Legacy at Valley Ranch
On October 26, 2010, KBS Legacy Partners Apartment REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary (the “Legacy at Valley Ranch Owner”), purchased a 504-unit apartment complex (“Legacy at Valley Ranch”) on approximately 20.3 acres of land located in the Valley Ranch community of Irving, Texas.
On February 8, 2018, the Company completed the sale of Legacy at Valley Ranch to Elite Street Capital Valley Ranch Equity DE, LLC, a buyer unaffiliated with the Company or its advisor, for $66.5 million, net of closing credits, closing costs and fees. In connection with the disposition of Legacy at Valley Ranch, the Company, through the Legacy at Valley Ranch Owner, entered into a defeasance with the lender under the mortgage loan secured by Legacy at Valley Ranch (the “Legacy at Valley Ranch Mortgage Loan”) to defease the entire outstanding principal balance of $30.2 million and release Legacy at Valley Ranch as security for the Legacy at Valley Ranch Mortgage Loan.
Disposition of Crystal Park at Waterford
On May 8, 2013, the Company, through an indirect wholly owned subsidiary (the “Crystal Park at Waterford Owner”), purchased a 314-unit apartment complex (“Crystal Park at Waterford”) on approximately 16.3 acres of land located in Frederick, Maryland.
On February 8, 2018, the Company completed the sale of Crystal Park at Waterford to Elite Street Capital Crystal Park Equity DE, LLC, a buyer unaffiliated with the Company or its advisor, for $44.4 million, net of closing credits, closing costs and fees. In connection with the disposition of Crystal Park at Waterford, the Company, through the Crystal Park at Waterford Owner, entered into a defeasance with the lender under the mortgage loan secured by Crystal Park at Waterford (the “Crystal Park at Waterford Mortgage Loan”) to defease the entire outstanding principal balance of $26.2 million and release Crystal Park at Waterford as security for the Crystal Park at Waterford Mortgage Loan.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Legacy Partners Apartment REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1
	Unaudited Pro Forma Consolidated Balance Sheets as of September 30, 2017	F-2
	Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months ended September 30, 2017	F-4
	Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2016	F-6

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Date:	February 12, 2018	By:	/s/ JEFFREY K. WALDVOGEL
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary
(principal financial officer)

KBS LEGACY PARTNERS APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the consolidated balance sheets of KBS Legacy Partners Apartment REIT (“KBS Legacy Partners REIT”) as of September 30, 2017, the related consolidated statements of operations, stockholders’ equity, and cash flows for the nine months ended September 30, 2017, and the notes thereto. The consolidated financial statements of KBS Legacy Partners REIT as of and for the nine months ended September 30, 2017 have been included in KBS Legacy Partners REIT’s prior filings with the SEC.
The following unaudited pro forma consolidated balance sheets as of September 30, 2017 has been prepared to give effect to the dispositions of Legacy at Valley Ranch and Crystal Park at Waterford as if the dispositions occurred on September 30, 2017. The unaudited pro forma consolidated balance sheets does not purport to reflect the actual transaction or financial position of KBS Legacy Partners REIT as the dispositions occurred on February 8, 2018 and certain amounts and balances have changed.
The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2017 have been prepared to give effect to the February 8, 2018 dispositions of Legacy at Valley Ranch and Crystal Park at Waterford as if the dispositions occurred on January 1, 2017.
The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2016 have been prepared to give effect to the February 8, 2018 dispositions of Legacy at Valley Ranch and Crystal Park at Waterford as if these dispositions occurred on January 1, 2016.
These unaudited pro forma financial statements have been prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of Legacy at Valley Ranch and Crystal Park at Waterford been consummated as of the dates indicated.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
As of September 30, 2017
(in thousands, except share and per share amounts)

	KBS Legacy Partners REIT Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Legacy at Valley Ranch (b)		Crystal Park at Waterford (c)
Assets
Real estate held for investment:
Land	$21,205	$(4,838)		$(5,666)		$10,701
Buildings and improvements	162,858	(31,798)		(40,558)		90,502
Total real estate held for investment, cost	184,063	(36,636)		(46,224)		101,203
Less accumulated depreciation and amortization	(24,182)	5,813		6,253		(12,116)
Total real estate held for investment, net	159,881	(30,823)		(39,971)		89,087
Real estate held for sale, net	109,448	—		—		109,448
Total real estate, net	269,329	(30,823)		(39,971)		198,535
Cash and cash equivalents	47,547	35,490	(d)	18,129	(e)	101,166
Restricted cash	4,151	—		—		4,151
Assets related to real estate held for sale	17	—		—		17
Prepaid expenses and other assets	4,278	—		—		4,278
Total assets	$325,322	$4,667		$(21,842)		$308,147
Liabilities and stockholders’ equity
Notes payable:
Notes payable, net	$129,526	$(30,402)	(f)	$(26,440)	(g)	$72,684
Notes payable related to real estate held for sale, net	82,397	—		—		82,397
Total notes payable, net	211,923	(30,402)		(26,440)		155,081
Accounts payable and accrued liabilities	4,729	—		—		4,729
Due to affiliates	260	—		—		260
Distributions payable	938	—		—		938
Other liabilities	2,465	—		—		2,465
Total liabilities	220,315	(30,402)		(26,440)		163,473
Commitments and contingencies
Redeemable common stock	482	—		—		482
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 21,026,756 shares issued and outstanding as of September 30, 2017	210	—		—		210
Additional paid-in capital	181,138	—		—		181,138
Cumulative distributions and net losses	(76,823)	35,069		4,598		(37,156)
Total stockholders’ equity	104,525	35,069		4,598		144,192
Total liabilities and stockholders’ equity	$325,322	$4,667		$(21,842)		$308,147

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
As of September 30, 2017

(a)	Historical consolidated balance sheets derived from KBS Legacy Partners REIT’s Quarterly Report on Form 10-Q as of September 30, 2017.

(b)	Represents adjustments to reflect the disposition of Legacy at Valley Ranch. The sale price, net of closing credits, closing costs and fees, of Legacy at Valley Ranch was $66.5 million.

(c)	Represents adjustments to reflect the disposition of Crystal Park at Waterford. The sale price, net of closing credits, closing costs and fees, of Crystal Park at Waterford was $44.4 million.

(d)
Represents the amount of proceeds from the disposition of Legacy at Valley Ranch, which amount was reduced by the aggregate outstanding balance of Legacy at Valley Ranch Mortgage Loan as of September 30, 2017 and estimated costs to defease the Legacy at Valley Ranch Mortgage Loan.

(e)
Represents the amount of proceeds from the disposition of Crystal Park at Waterford, which amount was reduced by the aggregate outstanding balance of Crystal Park at Waterford Mortgage Loan as of September 30, 2017 and estimated costs to defease the Crystal Park at Waterford Mortgage Loan.

(f)	Represents the aggregate outstanding principal balance of $30.5 million and $91,000 of unamortized deferred financing cost on the Legacy at Valley Ranch Mortgage Loan as of September 30, 2017.

(g)	Represents the aggregate outstanding principal balance of $26.5 million and $37,000 of unamortized deferred financing cost on the Crystal Park at Waterford Mortgage Loan as of September 30, 2017.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2017
(in thousands, except share and per share amounts)

	KBS Legacy Partners REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Legacy at Valley Ranch (b)	Crystal Park at Waterford (c)
Revenues:
Rental income	$31,458	$(5,327)	$(3,433)	$22,698
Total revenues	31,458	(5,327)	(3,433)	22,698
Expenses:
Operating, maintenance, and management	4,435	(709)	(425)	3,301
Real estate taxes and insurance	5,347	(1,102)	(523)	3,722
Asset management fees to affiliate	234	(12)	(32)	190
Property management fees and expenses to affiliate	4,422	(866)	(442)	3,114
General and administrative expenses	2,190	(32)	(13)	2,145
Depreciation and amortization	8,384	(732)	(1,123)	6,529
Interest expense	7,180	(960)	(551)	5,669
Total expenses	32,192	(4,413)	(3,109)	24,670
Other income:
Interest and other income	106	—	—	106
Gains on sales of real estate	31,123	—	—	31,123
Loss from extinguishment of debt	(671)	—	—	(671)
Total other income	30,558	—	—	30,558
Net income	$29,824	$(914)	$(324)	$28,586
Net income per common share, basic and diluted	$1.42			$1.37
Weighted-average number of common shares outstanding, basic and diluted	20,935,670			20,935,670

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2017

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2017.

(b)
Amount represents the adjustment to remove the historical operations of Legacy at Valley Ranch, which was sold on February 8, 2018, as reflected in the historical statement of operations of KBS Legacy Partners REIT for the nine months ended September 30, 2017.

(c)
Amount represents the adjustment to remove the historical operations of Crystal Park at Waterford, which was sold on February 8, 2018, as reflected in the historical statement of operations of KBS Legacy Partners REIT for the nine months ended September 30, 2017.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2016
(in thousands, except share and per share amounts)

	KBS Legacy Partners REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Legacy at Valley Ranch (b)	Crystal Park at Waterford (c)
Revenues:
Rental income	$45,301	$(6,881)	$(4,546)	$33,874
Total revenues	45,301	(6,881)	(4,546)	33,874
Expenses:
Operating, maintenance, and management	6,389	(856)	(632)	4,901
Real estate taxes and insurance	7,088	(1,450)	(654)	4,984
Asset management fees to affiliate	399	(19)	(55)	325
Property management fees and expenses to affiliate	5,811	(1,111)	(552)	4,148
General and administrative expenses	2,663	(2)	(2)	2,659
Depreciation and amortization	12,302	(958)	(1,480)	9,864
Interest expense	10,332	(1,308)	(754)	8,270
Total expenses	44,984	(5,704)	(4,129)	35,151
Other income:
Interest income	52	—	—	52
Other income	4,752	—	—	4,752
Total other income	4,804	—	—	4,804
Net income	$5,121	$(1,177)	$(417)	$3,527
Net income per common share, basic and diluted	$0.25			$0.17
Weighted-average number of common shares outstanding, basic and diluted	20,663,506			20,663,506

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2016

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K for the year ended December 31, 2016.

(b)
Amount represents the adjustment to remove the historical operations of Legacy at Valley Ranch, which was sold on February 8, 2018, as reflected in the historical statement of operations of KBS Legacy Partners REIT for the year ended December 31, 2016.

(c)
Amount represents the adjustment to remove the historical operations of Crystal Park at Waterford, which was sold on February 8, 2018, as reflected in the historical statement of operations of KBS Legacy Partners REIT for the year ended December 31, 2016.